Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Contingent Liabilities
Note 32 - Contingent Liabilities

In the ordinary course of business, the Group is involved in various lawsuits against it. The costs that may result from these lawsuits are only accrued for when it is more likely than not that a liability, resulting from past events, will be incurred and the amount of that liability can be quantified or estimated within a reasonable range. The amount of the provisions recorded is based on a case-by-case assessment of the risk level, while events that occur in the course of the litigation may require a reassessment of this risk.

The Group’s assessment of risk is based both on the advice of its legal counsels and on the Group's estimate of the probable settlements amounts that are expected to be incurred, if such settlements will be agreed by both parties. The provision recorded in the consolidated financial statements in respect of all lawsuits against the Group amounted to NIS 58 million (see also Note 16, regarding Provisions).

Described hereunder are the outstanding lawsuits against the Group, classified into groups with similar characteristics. The amounts presented below are calculated based on the claims amounts as of the date of their submission to the Group.

A.	Consumer claims

In the ordinary course of business, lawsuits have been filed against the Group by its customers. These are mostly purported class actions, particularly concerning allegations of illegal collection of funds, unlawful conduct or breach of license, or a breach of agreements with customers, causing monetary and non-monetary damage to them. As of December 31, 2019, the amounts claimed from the Group by its customers sum up to NIS 15.875 billion (including approved class actions as detailed below). In addition, there are other purported class actions against the Group, in which the amount claimed has not been quantified if the lawsuits are certified as class actions, and in respect of which the Group has exposure in addition to the above mentioned. In addition, there are other purported class action for approximately NIS 785 million, that has been filed against the Group and other defendants together without specifying the amount claimed from the Group, another purported class action against the Group and other defendants together, in which the amount claimed from the Group was estimated by the plaintiffs to be approximately NIS 3 million, and other purported class actions, that have been filed against the Group and other defendants together in which the amount claimed has not been quantified if the lawsuits are certified as class actions and in respect of which the Group has exposure in addition to the above mentioned.

Of all the consumer purported class actions, in four purported class actions with aggregate amounts claimed estimated by the plaintiffs of approximately NIS 153 million, and in a purported class action that has been filed against the Group without specifying the amount claimed from the Group, settlement agreements were filed with the court and the proceedings are still pending.

Of all the consumer purported class actions, there is a purported class action against to Group and other defendants for approximately NIS 400 million, and two purported class actions that has been filed against the Group in which the amount claimed has not been quantified, of which at this early stage it is not possible to assess the chances of success.

After the end of the reporting period, an appeal was filed challenging the dismissal of a purported class action against the Group for approximately NIS 150 million, two purported class actions has been filed against the Group in a total amount of NIS 47 million, a purported class action has been filled against the Group and other defendants together, in which the amount claimed has not been quantified, and other appeal was filled challenging the dismissal of a purported class action in which the amount has not been quantified. At this early stage, it is not possible to assess their chances of success.

After the end of the reporting period, a purported class actions against the Group in a total amount estimated by the plaintiffs to be approximately NIS 11 million, a purported class action against the Group and other defendants, in which the amount claimed has not been quantified were concluded, and a settlement agreement was approved by the court in a purported class action against the Group in a total amount of NIS 15 billion.

Described hereunder are the outstanding consumer class actions and purported class actions against the Group broken down by amount claimed if the lawsuit is certified as a class action, as of December 31, 2019:

Claim amount	Number of claims	Total claims amount (NIS millions)
Up to NIS 100 million	14	470
NIS 100-500 million	1	405
Above NIS 1 billion	1	15,000
Unquantified claims	14	-
Against the Group and other defendants together without specifying the amount claimed from the Group	4	785
Against the Group and other defendants together, in which the amount claimed from the Group has been quantified	1	3
Unquantified claims against the Group and other defendants	7	-

Described hereunder are purported class actions against the Group, in which the amount claimed was NIS 1 billion or more:

In March 2015, a purported class action in a total amount estimated by the plaintiffs to be approximately NIS 15 billion, if the lawsuit is certified as a class action, was filed against the Company, by plaintiffs alleging to be subscribers of the Company, in connection with allegations that the Company unlawfully violated the privacy of its subscribers. In February 2017, a settlement agreement was filed with the court and in March 2020, after the end of the reporting period, the settlement agreement was approved by the court. The settlement agreement doesn't have a material effect on the financial statements.

B.	Employees, subcontractors, suppliers, authorities and others claims

In the ordinary course of business, lawsuits have been filed against the Group by employees, subcontractors, suppliers, authorities and others which deal mostly with claims for breach of provisions of the law governing termination of employment and obligatory payments to employees, claims for breach of agreements, copyright and patent infringement and compulsory payments to authorities.

As of December 31, 2019, the amounts that are claimed from the Group under these claims total approximately NIS 30 million.

C.	Liens and guarantees

As part of issuance of the Series F and H through L debentures and the loan agreements which the Company entered into, the Company committed not to create liens on its assets, subject to certain exceptions.

The Group has given bank guarantees as follows:

a.          To the Government of Israel (to guarantee performance of the Cellular License) - NIS 80 million.
b.          To the Government of Israel (to guarantee performance of the Licenses of the Group) - NIS 20 million.
c.          To suppliers, government institutions and others - NIS 113 million.